Prospectus Supplement	February 11, 2022

Putnam Mortgage Opportunities Fund
Putnam Mortgage Securities Fund

For the funds listed above, the following language is added to the section “What are the fund’s main investment strategies and related risks?”:

• ESG considerations. Although ESG considerations do not represent a primary focus of the fund, we expect to integrate environmental, social, or governance (“ESG”) considerations into our fundamental research process and investment decision-making for the fund, where we consider them material and relevant, and where data is available. We believe that ESG considerations, like other, more traditional subjects of investment analysis such as credit, interest rate, prepayment and liquidity risks, as well as general market conditions, have the potential to impact financial risk and investment returns. We believe that ESG considerations are best analyzed in combination with the fundamentals of securitized debt instruments and the relevant underlying assets. We may evaluate ESG considerations related to the originator, servicers and other relevant parties. When considering ESG factors, we use issuer disclosures, public data sources, and independent third-party data (where available) as inputs into our analytical processes. Data on material ESG considerations may be limited with respect to securitized debt instruments. Because fixed-income investments generally represent a promise to pay principal and interest by an issuer, and not an ownership interest, and may involve complex structures, ESG-related investment considerations may have a more limited impact on risk and return (or may have an impact over a different investment time horizon) relative to other asset classes, and this may be particularly true for shorter-term investments. The consideration of ESG factors as part of the fund’s investment process does not mean that the fund pursues a specific “ESG” or “sustainable” investment strategy, and we may make investment decisions for the fund other than on the basis of relevant ESG considerations.

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